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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                                    Item 5

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 26, 2001


                            MERCATOR SOFTWARE, INC.
            (Exact name of registrant as specified in its charter)


         DELAWARE                   0-22667                    06-1132156
 (State of incorporation     (Commission File Number)         (IRS Employer
    or organization)                                       Identification No.)


  45 DANBURY ROAD, WILTON, CONNECTICUT                           06897
(Address of principal executive offices)                       (Zip Code)


      Registrant's telephone number, including area code: (203) 761-8600

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5. OTHER EVENTS

     On September 26, 2001, the registrant announced as follows:

FOR IMMEDIATE DISTRIBUTION
--------------------------

     Without Need to Borrow, Mercator Obtains Extension of Credit Provision

       BANK RELAXES DEADLINE IN LIGHT OF IMPROVED FINANCIAL CIRCUMSTANCES

WILTON, Conn. - September 26, 2001 - Mercator (R) Software, Inc., (NASDAQ:
MCTR), today announced that its credit facility lender has agreed to extend the requirement for additional financing. The agreement reflects Mercator's improved financial circumstances in light of actions it has taken to reduce costs and improve operations, including two rounds of a reduction in work force and the implementation of the company's vertical market strategy. As a result of these measures, the company has significantly reduced its cash burn and has not had to borrow from its credit facility.

As disclosed in the company's June 2001 filing with the Securities and Exchange Commission, the company finalized a $15 million credit facility with a lending institution requiring the Company to raise $5 million in additional equity or subordinated debt by September 30. Under the new terms of the credit facility, the bank has amended the covenant, allowing the Company to complete its efforts by November 15.

Mercator Chairman, CEO and President Roy C. King said, "Our efforts to reduce costs and improve operations are working, and we have not had to borrow from our line of credit. We have engaged an investment banker and are actively pursuing growth capital to improve our ability to compete in the application integration marketplace."

About Mercator
--------------

Mercator Software's intelligent business integration solutions unify any internal operations and connect them with partners and customers, while leveraging current technology investments. Over 5000 businesses in financial services, healthcare, utilities, manufacturing, retail and distribution use Mercator software to maximize their performance. Additional information about Mercator (Nasdaq: MCTR) may be found at www.mercator.com.

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MERCATOR IS A REGISTERED TRADEMARK OF MERCATOR SOFTWARE, INC.

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Legal Notice Regarding Forward-Looking Statements

Statements in this press release that are not purely historical are forward-looking statements, including statements regarding Mercator Software's beliefs, expectations, hopes or intentions regarding the future. Forward-looking statements in this release include, but are not limited to, statements regarding the growth of the enterprise application market, the demand for the company's application integration solutions and the speed of deployment of new products,
including combined Mercator e-business integration broker products.   It is
important to note that actual outcomes and the company's actual results could differ materially from those in such forward-looking statements. Factors that could cause actual results to differ materially include risks and uncertainties such as changes in demand for application integration or e-business integration software and the company's Mercator e-business integration broker suite of products in particular, the ability of the company to expand its international operations, the ability of the company to manage expanded global operations, the ability of the company to continue to add resellers and other distribution channels, and the success of third parties in utilizing and marketing the company's products, the Company's ability to raise financing, or seasonality in operating results. Readers should also refer to the risk disclosures outlined in the company's reports filed with the Securities and Exchange Commission. All forward-looking statements and reasons why results might differ included in this release are made as of the date hereof, based on information available to the company as of the date hereof, and the company assumes no obligation to update any such forward-looking statement or reasons why results might differ.


Contact:

Jonathan Cohen
Vice President, Corporate Communications
(203) 563-1214
jcohen@mercator.com
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  MERCATOR SOFTWARE, INC.



Date: October 1, 2001             By: /s/ Roy C. King
                                      --------------------
                                      Roy C. King
                                      Chairman, President and
                                      Chief Executive Officer

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